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                                                                   Exhibit 10.28

                              SECOND AMENDMENT TO
                              -------------------
                      CERTAIN SENIOR MANAGEMENT AGREEMENTS
                      ------------------------------------

          This SECOND AMENDMENT TO CERTAIN SENIOR MANAGEMENT AGREEMENTS (this "SECOND AMENDMENT") is entered into as of _____________ __, 1998, by and among those executives whose signatures appear on the signature page hereto (the "EXECUTIVES") of AnswerThink Consulting Group, Inc. (the "COMPANY"), the Company and those members of the Company's Board of Directors whose signatures appear on the Consent of Directors attached hereto (the "DIRECTORS").

                                    RECITALS
                                    --------

          A. Executives Fernandez, Frank and Knotts have entered into Senior Management Agreements with the Company dated as of April 23, 1997, as amended effective March 27, 1998, and Executive Dungan entered into a Senior Management Agreement with the Company dated as of July 11, 1997, as amended effective March 27, 1998 (the "SENIOR MANAGEMENT AGREEMENTS").

          B. The Directors and each of the Executives desire to revise the respective Senior Management Agreements in certain respects, all pursuant to the terms and provisions of this Second Amendment.

          C. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Senior Management Agreements.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the foregoing premises, and good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.  AMENDMENTS TO THE SENIOR MANAGEMENT AGREEMENTS.  Effective upon the
    ----------------------------------------------
completion of the initial public offering of the Company's Common Stock (the "OFFERING DATE"):

          (A) AMENDMENT TO SECTION 3.  Section 3 of each of the Senior
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Management Agreements shall be amended to read as follows:

          3.   Repurchase Option.

               (a) In the event that Executive ceases to be employed by any of the Company and its Subsidiaries for any reason (the "Termination"), the Unvested Shares (whether held by Executive or one or more of Executive's transferees) will be subject to repurchase by the Company, the Investors and the Other Executives pursuant to the terms and conditions set forth in this Section 3 (the "Repurchase Option"). Any shares subject to repurchase pursuant to the Repurchase Option under this Agreement are referred to herein as "Subject Shares."
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               (b) In the event of Termination, the purchase price for each
     Unvested Share of Common Stock will be Executive's Original Cost for such share.

               (c) The Board may elect to purchase all or any portion of any class of the Subject Shares by delivering written notice (the "Repurchase Notice") to the holder or holders of the Executive Stock within 90 days after the Termination. The Repurchase Notice will set forth the number of Subject Shares of each class to be acquired from each holder, the aggregate consideration to be paid for such shares and the proposed time and place for the closing of the transaction. The number of shares to be repurchased by the Company shall first be satisfied to the extent possible from the shares held by Executive at the time of delivery of the Repurchase Notice. If the number of shares of any class then held by Executive is less than the total number of shares of such class which the Company elects and is entitled to purchase pursuant to the Repurchase Option, the Company shall purchase the remaining shares of such class elected to be purchased from the other holder(s), pro rata according to the number of shares of such class held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share).

               (d) If for any reason the Company does not elect to purchase all of the Subject Shares pursuant to the Repurchase Option, each of the Investors and the Other Executives shall be entitled to exercise the Repurchase Option for the Subject Shares the Company has not elected to purchase (the "Available Shares"). As soon as practicable after the Company has determined that there will be Available Shares, but in any event within 120 days after the Termination, the Company shall give written notice (the "Option Notice") to the Investors and the Other Executives setting forth the number of Available Shares and the purchase price for the Available Shares. Each Investor and each Other Executive may elect to purchase any or all of the Available Shares by giving written notice to the Company within one month after the Option Notice has been given by the Company. As soon as practicable, and in any event within ten days after the expiration of the one-month period set forth above, the Company shall notify each holder of Subject Shares as to the number of shares being purchased from such holder by the Investors and the Other Executives (the "Supplemental Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice to such holder(s), the Company shall also deliver written notice to the Investors and the Other Executives setting forth the number of shares each such Person is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction. If the Investors and Other Executives elect to purchase an aggregate number of any class of Subject Shares greater than the number of such class of Subject Shares which such Persons are entitled to purchase pursuant to the Repurchase Option, such class shall be allocated among the Investors and Other Executives pro rata based upon the number of shares of Underlying Common Stock owned by each such Person (but in no event shall the pro rata share of any such Person result in such Person acquiring a number of Subject Shares of any class in excess of the number of such class requested to be purchased by such Person). If the number of shares of any class then held by Executive is less than the total number of

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     shares of such class which the Investors and the Other Executives have elected and are entitled to purchase pursuant to the Repurchase Option, such Persons shall purchase the remaining shares elected to be purchased from the other holder(s) of Non-Restricted Executive Stock under this Agreement, pro rata according to the number of shares of Non-Restricted Executive Stock of such class held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share).

               (e) The closing of the purchase of Subject Shares pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice, which date shall not be more than one month nor less than five days after the delivery of the last such notice. The Company will pay for the Subject Shares to be purchased by it pursuant to the Repurchase Option by first offsetting amounts outstanding under any bona fide debts owed by Executive to the Company; upon full repayment of such bona fide debts, the Company will make payment by, subject to Subsection (f) below, a check or wire transfer of funds. Each Investor and Other Executive will pay for Subject Shares to be purchased pursuant to the Repurchase Option by check or wire transfer of funds. Each purchaser of Subject Shares pursuant to the Repurchase Option will be entitled to receive customary representations and warranties from the sellers regarding such sale and to require all sellers' signatures be guaranteed.

               (f) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Subject Shares by the Company shall be subject to applicable restrictions contained in the Florida Business Corporation Act and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Subject Shares hereunder which the Company is otherwise entitled or required to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions.

               (g) The Executive and the Company may agree at any time to exchange any number of Restricted Shares held by the Executive to the Company for an equal number of shares of the Company's Common Stock (the "Exchange Shares"). The Exchange Shares received by the Executive shall not be deemed to be Restricted Shares for purposes of this Agreement or the Restricted Securities Agreement. Any Exchange Shares so received shall vest immediately upon receipt by the Executive, and shall not be subject to the Repurchase Option contained in this Section 3.

          (B) AMENDMENT TO SECTION 4.  Section 4 of each of the Management
              ----------------------   ---------
Agreements is hereby amended by deleting the previous text in its entirety.

          (C) AMENDMENT TO SECTION 6.  Section 6 of each of the Management
              ----------------------   ---------
Agreements is hereby amended by deleting the previous text in its entirety.

2.  EFFECTIVE DATE.  This Second Amendment shall be effective as of the Offering
    --------------
Date.

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3.  COUNTERPARTS; FACSIMILE TRANSMISSION.  This Second Amendment may be executed
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in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A party's signature appearing on this Second Amendment sent by facsimile transmission shall be binding as evidence of that party's acceptance and agreement to the terms hereof.

          IN WITNESS WHEREOF, the parties have caused this Second Amendment to Certain Senior Management Agreements to be executed as of the date first written above.




THE EXECUTIVES:                               ANSWERTHINK CONSULTING GROUP, INC.


                                              By:
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                                                 Ted A. Fernandez, President

David Dungan

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Ted A. Fernandez

----------------------------

Allan R. Frank

----------------------------
Ulysses S. Knotts, III


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